EXHIBIT 99.1

Explanatory Note

Previously, on June 30, 2025, ePlus inc. (“we”, “our”, “us”, “ePlus, or the “Company”) filed a Current Report on Form 8-K (the “Transaction Form 8-K”), disclosing that the Company had completed the sale of 100% of the membership interests of Expo Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“HoldCo”), thereby selling the Company’s domestic subsidiaries comprising the majority of the Company’s financing business segment (the “Financing Business”), to Marlin Leasing Corporation, a Delaware corporation (“Buyer”), pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated June 20, 2025, by and among Buyer, the Company and HoldCo (the “Transaction”). On July 7, 2025, the Company amended the Transaction Form 8-K to provide, as Exhibit 99.2 thereto, the pro forma financial information required by Item 9.01 of Form 8-K (the “Original Pro Forma Financial Statements”).

Because the Company customarily provides investor presentations that show select financial information over five fiscal years, the Company is hereby providing certain supplemental pro forma financial information as if the Transaction occurred on April 1, 2020 (the “Supplemental Pro Forma Financial Information”). The pro forma historical results for fiscal years 2021 and 2022 presented in the Supplemental Pro Forma Financial Information are comprised of unaudited pro forma statements of income that were prepared as if the Transaction occurred on April 1, 2020. The Supplemental Pro Forma Financial Information also includes quarterly pro forma historical results for the fiscal years ending March 31, 2025 and 2024. The Supplemental Pro Forma Financial Information is provided as a convenience to investors for information purposes only and reflects many, but not all, adjustments required for pro forma financial information prepared in accordance with Article 11 of Regulation S-X.

The pro forma historical results for fiscal years 2023, 2024 and 2025 are presented in accordance with the Original Pro Forma Financial Statements, which provided unaudited pro forma statements of income that were prepared as if the Transaction occurred on April 1, 2022, and such information is the same as was presented in the Original Pro Forma Financial Statements. Please refer to the Transaction Form 8-K and the Original Pro Forma Financial Statements for additional information.

Sale of HoldCo

In the Transaction, the Buyer paid initial consideration of approximately $180.1 million in cash to us, which amount was the sum of (i) the estimated book value of HoldCo as of March 31, 2025, plus (ii) a closing premium payment of approximately $2.4 million and less (iii) unpaid transaction expenses as of immediately prior to the Closing (together, the “Initial Consideration”). Our net cash proceeds from the Initial Consideration were $156.7 million, consisting of cash proceeds of $180.1 million less cash transferred of $23.4 million. The Initial Consideration is subject to a customary post-Closing adjustment process based on the book value of the assets associated with HoldCo as of the effective time of the Closing (as adjusted, the “Purchase Price”). We recognized a receivable of $7.8 million related to a post-closing adjustment process based on the book value of the assets associated with HoldCo and other adjustments. In addition to the Purchase Price, we may earn and receive Holdback Premium (as defined below) payments and two different types of Earn-Out (as defined below) payments based on the post-Closing performance of the HoldCo Group (as defined below), as operated by the Buyer, and we recognized a contingent asset of $13.5 million in the aggregate for these contingent receivables.

The Financing Business, which provided financing of information technology equipment, software and related services, was conducted by certain direct and indirect subsidiaries of ePlus (the “Operating Subsidiaries”), including ePlus Group, inc. and ePlus Government, inc., each a Commonwealth of Virginia corporation and a prior wholly-owned subsidiary of ePlus. In order to sell the business to the Buyer in the Transaction, we conducted an internal reorganization (the “Reorganization”) whereby ownership of the Operating Subsidiaries was transferred to HoldCo. Additionally, ownership of certain subsidiaries of the Operating Subsidiaries was transferred from the Operating Subsidiaries to ePlus. The resulting group of HoldCo and its subsidiaries is referred to as the “HoldCo Group”. Upon the Closing of the Transaction, the Buyer purchased 100% of the membership interests of HoldCo from us, thereby purchasing our domestic subsidiaries comprising the majority of the Financing Business. In connection with the Transaction and the Purchase Agreement, we entered into a transition services agreement with the Buyer, pursuant to which the Buyer and us will provide certain transition services to the other on a post-Closing basis. We may receive aggregate post-Closing cash payments of up to $3.0 million (the “Holdback Premium”) based on the achievement of customer lease receivable originations targets by HoldCo (i) from the Closing Date to the 18-month anniversary of the Closing Date and (ii) from the 18-month anniversary of the Closing Date to the 30-month anniversary of the Closing Date.

The two types of earn-out payments that are potentially payable to us are based on (i) the volume of originations of certain types of lease receivables (the “Lease Originations Earn-Out”) and (ii) the profitability of certain lease receivables originated either to U.S. federal governmental entities or for which a prime contractor acting on behalf of a government entity is the obligor  (the “Transaction Gains Earn-Out,” and together with the Lease Originations Earn-Out, the “Earn-Outs”). Each of the Earn-Outs will be measured for each of the first three consecutive twelve-month periods following the Closing. The Lease Originations Earn-Out is capped at $10.0 million in aggregate for all three post-Closing years. The Transaction Gains Earn-Out does not have a maximum cap.

Our Human Capital

Our employees are an important resource for us, and their collective dedication and talent enable us to be trusted advisors to our customers. The functional areas of our employees as if the Transaction occurred on April 1, 2020 are summarized below:

	As of March 31,
	2025	2024	2023	2022	2021
Sales and marketing	697	702	625	570	571
Professional and managed services	1,093	816	750	666	662
Administration	355	328	324	289	275
Executive management	6	6	6	6	7
Total	2,151	1,852	1,705	1,531	1,515

Basis of Presentation

The following unaudited pro forma consolidated financial statements were derived from our historical consolidated financial statements, which were prepared in accordance with United States generally accepted accounting principles (“US GAAP”). The pro forma financial statements should be read in conjunction with our historical consolidated financial statements, the accompanying notes to those financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended March 31, 2025 filed with the Securities and Exchange Commission on May 22, 2025. Beginning with the quarter ending June 30, 2025, the historical results of HoldCo have been reflected in our consolidated financial statements as discontinued operations.

For each of the fiscal years ended March 31, 2025, 2024 and 2023, the unaudited pro forma statements of income have been prepared as if the Transaction occurred on April 1, 2022.

For each of the fiscal years ended March 31, 2022 and 2021, the unaudited pro forma statements of income have been prepared as if the Transaction occurred on April 1, 2020.

The “HoldCo Discontinued Operations” columns in the unaudited pro forma consolidated financial statements were derived from our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2025.

We believe that the adjustments included within the “HoldCo Discontinued Operations” columns of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations under US GAAP. Such adjustments reflect the elimination of revenues and expenses associated with the business of HoldCo. Our current estimates are preliminary and could change as we finalize our accounting for discontinued operations, which will be reported in future filings. Our adjustments did not include any allocation of our corporate costs or other costs that did not transfer to HoldCo upon disposition. Our adjustments also do not include any fees that may be earned or incurred under the transition services agreement as we are unable to forecast the fees that may be due or payable under this agreement.

The unaudited pro forma condensed consolidated financial statements are presented based on our assumptions and adjustments and are intended for illustrative and informational purposes only. The unaudited pro forma condensed consolidated financial statements are not intended to reflect or necessarily be indicative of what our results of operations or financial condition would have been had the divestiture been completed on the dates assumed. In addition, it is not necessarily indicative of our future results of operations or financial condition. Actual adjustments may differ materially from the information presented.

Original Pro Forma Financial Statements
ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended March 31, 2025
(in thousands, except per share amounts)

	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 1,668,412	$ (59,222)	$ 1,609,190
Services	400,377	-	400,377
Total	2,068,789	(59,222)	2,009,567
Cost of sales
Product	1,241,115	(5,625)	1,235,490
Services	258,553	-	258,553
Total	1,499,668	(5,625)	1,494,043

Gross profit	569,121	(53,597)	515,524

Selling, general, and administrative	399,744	(14,343)	385,401
Depreciation and amortization	25,753	-	25,753
Interest and financing costs	2,211	(2,211)	-
Operating expenses	427,708	(16,554)	411,154

Operating income	141,413	(37,043)	104,370

Other income (expense), net	7,426	(988)	6,438

Earnings before tax	148,839	(38,031)	110,808

Provision for income taxes	40,861	(9,894)	30,967

Net earnings from continuing operations	$ 107,978	$ (28,137)	$ 79,841

Net earnings from continuing operations per common share—basic	$ 4.07	$ (1.06)	$ 3.01
Net earnings from continuing operations per common share—diluted	$ 4.05	$ (1.06)	$ 2.99

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended March 31, 2024
(in thousands, except per share amounts)

	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 1,933,225	$ (48,787)	$ 1,884,438
Services	292,077	-	292,077
Total	2,225,302	(48,787)	2,176,515
Cost of sales
Product	1,493,293	(6,689)	1,486,604
Services	181,216	-	181,216
Total	1,674,509	(6,689)	1,667,820

Gross profit	550,793	(42,098)	508,695

Selling, general, and administrative	367,734	(12,178)	355,556
Depreciation and amortization	21,025	(74)	20,951
Interest and financing costs	3,777	(2,348)	1,429
Operating expenses	392,536	(14,600)	377,936

Operating income	158,257	(27,498)	130,759

Other income (expense), net	2,836	(1,404)	1,432

Earnings before tax	161,093	(28,902)	132,191

Provision for income taxes	45,317	(8,247)	37,070

Net earnings from continuing operations	$ 115,776	$ (20,655)	$ 95,121

Net earnings from continuing operations per common share—basic	$ 4.35	$ (0.78)	$ 3.57
Net earnings from continuing operations per common share—diluted	$ 4.33	$ (0.77)	$ 3.56

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended March 31, 2023
(in thousands, except per share amounts)

	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 1,803,275	$ (51,614)	$ 1,751,661
Services	264,443	-	264,443
Total	2,067,718	(51,614)	2,016,104
Cost of sales
Product	1,379,500	(9,110)	1,370,390
Services	170,694	-	170,694
Total	1,550,194	(9,110)	1,541,084

Gross profit	517,524	(42,504)	475,020

Selling, general, and administrative	333,520	(13,621)	319,899
Depreciation and amortization	13,709	(110)	13,599
Interest and financing costs	4,133	(1,234)	2,899
Operating expenses	351,362	(14,965)	336,397

Operating income	166,162	(27,539)	138,623

Other income (expense), net	(3,188)	(2,352)	(5,540)

Earnings before tax	162,974	(29,891)	133,083

Provision for income taxes	43,618	(7,946)	35,672

Net earnings from continuing operations	$ 119,356	$ (21,945)	$ 97,411

Net earnings from continuing operations per common share—basic	$ 4.49	$ (0.83)	$ 3.66
Net earnings from continuing operations per common share—diluted	$ 4.48	$ (0.82)	$ 3.66

Supplemental Pro Forma Information
ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended March 31, 2022
(in thousands, except per share amounts)

	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 1,580,394	$ (87,184)	$ 1,493,210
Services	240,625	-	240,625
Total	1,821,019	(87,184)	1,733,835
Cost of sales
Product	1,210,943	(34,777)	1,176,166
Services	149,094	-	149,094
Total	1,360,037	(34,777)	1,325,260

Gross profit	460,982	(52,407)	408,575

Selling, general, and administrative	297,117	(11,265)	285,852
Depreciation and amortization	14,646	(111)	14,535
Interest and financing costs	1,903	(705)	1,198
Operating expenses	313,666	(12,081)	301,585

Operating income	147,316	(40,326)	106,990

Other income (expense), net	(432)	(3)	(435)

Earnings before tax	146,884	(40,329)	106,555

Provision for income taxes	41,284	(11,335)	29,949

Net earnings from continuing operations	$ 105,600	$ 28,994	$ 76,606

Net earnings from continuing operations per common share—basic	$ 3.96	$ (1.08)	$ 2.88
Net earnings from continuing operations per common share—diluted	$ 3.93	$ (1.08)	$ 2.85

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended March 31, 2021
(in thousands, except per share amounts)

	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 1,366,158	$ (59,661)	$ 1,306,497
Services	202,165	-	202,165
Total	1,568,323	(59,661)	1,508,662
Cost of sales
Product	1,049,677	(12,548)	1,037,129
Services	125,092	-	125,092
Total	1,174,769	(12,548)	1,162,221

Gross profit	393,554	(47,113)	346,441

Selling, general, and administrative	271,263	(12,956)	258,307
Depreciation and amortization	13,951	(112)	13,839
Interest and financing costs	2,005	(1,332)	673
Operating expenses	287,219	(14,400)	272,819

Operating income	106,335	(32,713)	73,622

Other income (expense), net	571	(36)	535

Earnings before tax	106,906	(32,749)	74,157

Provision for income taxes	32,509	(9,959)	22,550

Net earnings from continuing operations	$ 74,397	$ 22,790	$ 51,607

Net earnings from continuing operations per common share—basic	$ 2.79	$ (0.86)	$ 1.93
Net earnings from continuing operations per common share—diluted	$ 2.77	$ (0.85)	$ 1.92

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
	Three months ended June 30,
	2024			2023
	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 466,349	$ (8,886)	$ 457,463	$ 506,656	$ (8,413)	$ 498,243
Services	78,189	-	78,189	67,519	-	67,519
Total	544,538	(8,886)	535,652	574,175	(8,413)	565,762
Cost of sales
Product	360,157	(1,279)	358,878	388,904	(2,078)	386,826
Services	49,900	-	49,900	42,998	-	42,998
Total	410,057	(1,279)	408,778	431,902	(2,078)	429,824

Gross profit	134,481	(7,607)	126,874	142,273	(6,335)	135,938

Selling, general, and administrative	93,608	(3,012)	90,596	90,298	(2,655)	87,643
Depreciation and amortization	4,819	-	4,819	4,792	(28)	4,764
Interest and financing costs	585	(585)	-	851	(301)	550
Operating expenses	99,012	(3,597)	95,415	95,941	(2,984)	92,957

Operating income	35,469	(4,010)	31,459	46,332	(3,351)	42,981

Other income (expense), net	2,073	(362)	1,711	190	(266)	(76)

Earnings before tax	37,542	(4,372)	33,170	46,522	(3,617)	42,905

Provision for income taxes	10,203	(1,226)	8,977	12,675	(940)	11,735

Net earnings from continuing operations	$ 27,339	$ (3,146)	$ 24,193	$ 33,847	$ (2,677)	$ 31,170

Net earnings from continuing operations per common share—basic	$ 1.03	$ (0.12)	$ 0.91	$ 1.27	$ (0.10)	$ 1.17
Net earnings from continuing operations per common share—diluted	$ 1.02	$ (0.12)	$ 0.90	$ 1.27	$ (0.10)	$ 1.17

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
	Three months ended September 30,
	2024			2023
	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 411,505	$ (21,800)	$ 389,705	$ 516,609	$ (15,335)	$ 501,274
Services	103,667	-	103,667	71,002	-	71,002
Total	515,172	(21,800)	493,372	587,611	(15,335)	572,276
Cost of sales
Product	301,436	(1,111)	300,325	398,234	(1,819)	396,415
Services	65,745	-	65,745	45,012	-	45,012
Total	367,181	(1,111)	366,070	443,246	(1,819)	441,427

Gross profit	147,991	(20,689)	127,302	144,365	(13,516)	130,849

Selling, general, and administrative	98,971	(4,430)	94,541	92,652	(3,560)	89,092
Depreciation and amortization	5,765	-	5,765	5,630	(28)	5,602
Interest and financing costs	537	(537)	-	1,220	(559)	661
Operating expenses	105,273	(4,967)	100,306	99,502	(4,147)	95,355

Operating income	42,718	(15,722)	26,996	44,863	(9,369)	35,494

Other income (expense), net	579	(263)	316	117	(382)	(265)

Earnings before tax	43,297	(15,985)	27,312	44,980	(9,751)	35,229

Provision for income taxes	11,987	(4,474)	7,513	12,316	(2,751)	9,565

Net earnings from continuing operations	$ 31,310	$ (11,511)	$ 19,799	$ 32,664	$ (7,000)	$ 25,664

Net earnings from continuing operations per common share—basic	$ 1.18	$ (0.43)	$ 0.75	$ 1.23	$ (0.26)	$ 0.96
Net earnings from continuing operations per common share—diluted	$ 1.17	$ (0.43)	$ 0.74	$ 1.22	$ (0.26)	$ 0.96

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
	Three months ended December 31,
	2024			2023
	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 397,318	$ (17,744)	$ 379,574	$ 434,371	$ (14,778)	$ 419,593
Services	113,647	-	113,647	74,684	-	74,684
Total	510,965	(17,744)	493,221	509,055	(14,778)	494,277
Cost of sales
Product	297,434	(1,937)	295,497	328,908	(1,275)	327,633
Services	72,646	-	72,646	46,337	-	46,337
Total	370,080	(1,937)	368,143	375,245	(1,275)	373,970

Gross profit	140,885	(15,807)	125,078	133,810	(13,503)	120,307

Selling, general, and administrative	104,181	(3,249)	100,932	89,381	(2,880)	86,501
Depreciation and amortization	7,676	-	7,676	5,399	(18)	5,381
Interest and financing costs	517	(517)	-	983	(765)	218
Operating expenses	112,374	(3,766)	108,608	95,763	(3,663)	92,100

Operating income	28,511	(12,041)	16,470	38,047	(9,840)	28,207

Other income (expense), net	3,650	(203)	3,447	366	(253)	113

Earnings before tax	32,161	(12,244)	19,917	38,413	(10,093)	28,320

Provision for income taxes	8,028	(2,677)	5,351	11,131	(3,215)	7,916

Net earnings from continuing operations	$ 24,133	$ (9,567)	$ 14,566	$ 27,282	$ (6,878)	$ 20,404

Net earnings from continuing operations per common share—basic	$ 0.91	$ (0.36)	$ 0.55	$ 1.02	$ (0.26)	$ 0.77
Net earnings from continuing operations per common share—diluted	$ 0.91	$ (0.36)	$ 0.55	$ 1.02	$ (0.26)	$ 0.76

ePlus inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
	Three months ended March 31,
	2025			2024
	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations	As Reported	HoldCo Discontinued Operations	Pro Forma Continuing Operations
Net sales
Product	$ 393,240	$ (10,792)	$ 382,448	$ 475,589	$ (10,261)	$ 465,328
Services	104,874	-	104,874	78,872	-	78,872
Total	498,114	(10,792)	487,322	554,461	(10,261)	544,200
Cost of sales
Product	282,088	(1,298)	280,790	377,247	(1,517)	375,730
Services	70,262	-	70,262	46,869	-	46,869
Total	352,350	(1,298)	351,052	424,116	(1,517)	422,599

Gross profit	145,764	(9,494)	136,270	130,345	(8,744)	121,601

Selling, general, and administrative	102,984	(3,652)	99,332	95,403	(3,083)	92,320
Depreciation and amortization	7,493	-	7,493	5,204	-	5,204
Interest and financing costs	572	(572)	-	723	(723)	-
Operating expenses	111,049	(4,224)	106,825	101,330	(3,806)	97,524

Operating income	34,715	(5,270)	29,445	29,015	(4,938)	24,077

Other income (expense), net	1,124	(160)	964	2,163	(503)	1,660

Earnings before tax	35,839	(5,430)	30,409	31,178	(5,441)	25,737

Provision for income taxes	10,643	(1,517)	9,126	9,195	(1,341)	7,854

Net earnings from continuing operations	$ 25,196	$ (3,913)	$ 21,283	$ 21,983	$ (4,100)	$ 17,883

Net earnings from continuing operations per common share—basic	$ 0.96	$ (0.15)	$ 0.81	$ 0.83	$ (0.15)	$ 0.67
Net earnings from continuing operations per common share—diluted	$ 0.95	$ (0.15)	$ 0.81	$ 0.82	$ (0.15)	$ 0.67